AXP(R)
     Federal
         Income
              Fund

2002 SEMIANNUAL REPORT

AXP Federal Income Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Table of Contents

From the Chairman                                        2
Economic and Market Update                               4
Fund Snapshot                                            6
Questions & Answers with Portfolio Management            7
Investments in Securities                               10
Financial Statements (Portfolio)                        14
Notes to Financial Statements (Portfolio)               16
Financial Statements (Fund)                             20
Notes to Financial Statements (Fund)                    23
Results of Meeting of Shareholders                      29


(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.


KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER
Portfolio manager                                           Scott Kirby
Tenure/since                                                       6/01
Years in industry                                                    22

FUND OBJECTIVE
For investors seeking a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Inception dates
A: 8/19/85        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: IFINX          B: ISHOX          C: AXFCX         Y: IDFYX

Total net assets                                         $3.299 billion

Number of holdings                                    approximately 140

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
  X                   HIGH
                      MEDIUM  QUALITY
                      LOW

Shares of the Fund are not insured or guaranteed by the U.S. government.

Fund holdings are subject to change.

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6 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers WITH PORTFOLIO MANAGEMENT

Q: How did the AXP Federal Income Fund perform during the six-month period ended Nov. 30, 2002?

A: For the period, the Fund's Class A shares returned 2.87% excluding sales charges. In comparison, the Lehman Brothers Aggregate Bond Index returned 4.98% and the Merrill Lynch 1-3 Year U.S. Government Index generated a return of 3.19%. The Lipper Short U.S. Government Funds Index returned 2.56% over the same timeframe.

Q:  What factors most significantly impacted performance?

A: Against a backdrop of a declining stock market, corporate governance concerns and a sluggish economic recovery, investors avoided equities and the more risky areas of the bond market. The Fund's return was negatively affected by our decision to keep its duration shorter than the market as interest rates declined. Duration measures a bond's sensitivity to interest-rate changes. In a declining interest-rate environment, a longer duration benefits a fund because prices on longer-duration bonds have the potential to appreciate more than prices on shorter-duration bonds, which tend to be more stable. Throughout the period, U.S. government and government agency securities were relatively strong performers, as investors sought safety above everything else. The Fund also experienced a loss on futures, which detracted from performance.

(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended Nov. 30, 2002

  6%
  4%        (bar 1)       (bar 2)       (bar 3)         (bar 4)
  2%        +2.87%        +4.98%        +2.56%          +3.19%
  0%

(bar 1) AXP Federal Income Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Aggregate Bond Index(1) (unmanaged)

(bar 3) Lipper Short U.S. Government Funds Index(2)

(bar 4) Merrill Lynch 1-3 Year U.S. Government Index(3) (unmanaged)

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Merrill Lynch 1-3 Year U.S. Government Index, an unmanaged index, is made up of a representative list of government bonds. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



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


Questions & Answers

(begin callout quote) >...we have put more of a focus on strategies designed to offset the impact of rising interest rates. (end callout quote)

Q:  What changes did you make to the Fund's portfolio?

A: We took a more conservative stance in positioning the portfolio. While we reduced the Fund's commitment to mortgage-backed securities early in the period, they remained the Fund's largest position. These securities provided an extra income boost for the Fund, as mortgage-backed securities typically offer a yield advantage over comparable Treasuries. Treasury issues represented about one-third of the Fund's assets, and they aided the Fund's results as yields declined and prices rose on short-term and intermediate-term Treasury securities. For diversification purposes, we allocated about 5% of the Fund's assets to debt issued by European and Asian banks.

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (8/19/85)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)       POP(5)

6 months*                +2.87%       -2.02%        +2.48%       -2.52%       +2.48%       +1.48%       +2.94%       +2.94%
1 year                   +4.56%       -0.40%        +3.78%       -0.22%       +3.78%       +3.78%       +4.72%       +4.72%
5 years                  +5.29%       +4.27%        +4.50%       +4.34%         N/A          N/A        +5.43%       +5.43%
10 years                 +5.78%       +5.26%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +5.44%       +5.44%       +6.40%       +6.40%       +6.39%       +6.39%


* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the months ahead?

A: Recently, we've seen mixed economic news due to overhanging geo-political risks such as the possibility of war with Iraq. As we look ahead to 2003, we believe interest rates may rise modestly as the economy slowly begins to show signs of recovery. In a rising interest-rate environment, bond prices will decline. Over the past several weeks, we have seen an upturn in the equity market, as investors become more confident that the economic recovery will stay on track and that corporate profits will rebound in the months ahead. This renewed interest in equities may mean that some bond investors will switch some of their assets to equities, which will put further downward pressure on bond prices. In order to protect the Fund's principal value, we have put more of a focus on strategies designed to offset the impact of rising interest rates. We will maintain a neutral to slightly defensive position regarding the Fund's interest-rate sensitivity. In addition, we will look to achieve the highest dividend that is reasonable within the Fund's risk constraints, as yield will probably make up most or all of the Fund's return in the months ahead.

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9 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities

Government Income Portfolio

Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (99.9%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations & agencies (42.8%)
Federal Home Loan Bank
         02-15-05               4.38%            $46,000,000         $47,940,464
Student Loan Mtge Assn
         07-15-04               3.38             100,000,000         102,097,700
U.S. Treasury
         03-31-04               3.63             192,000,000         196,852,416
         05-15-04              12.38               7,000,000(f)        8,060,661
         06-30-04               2.88             240,400,000         244,200,724
         09-30-04               1.88             262,700,000         262,125,212
         11-15-04               7.88             185,600,000         206,160,954
         05-15-05               6.75             142,150,000         157,153,506
         08-15-05              10.75              85,590,000         104,192,473
         11-15-09              10.38              48,000,000(f)       55,406,256
     TIPS
         07-15-12               3.00              25,500,000(i)       26,637,824
Total                                                              1,410,828,190

Mortgage-backed securities (50.3%)
Federal Home Loan Mtge Corp
         09-01-09               6.50               1,723,121           1,812,816
         10-01-10               7.00               4,013,755           4,261,268
         01-01-12               5.50              27,046,839          28,059,701
         03-01-12               7.50              15,185,942          16,130,384
         01-01-13               6.00               5,457,681           5,704,228
         07-01-14               6.50               8,535,197           8,967,869
         06-01-15               7.50              24,893,172          26,440,502
         04-01-17               6.50              59,657,774          62,567,495
         07-01-17               6.00              36,114,712          37,499,647
         07-01-17               6.50              41,037,291          43,039,691
         11-01-23               8.00               3,903,938           4,227,419
         05-01-24               7.50               1,731,174           1,843,674
         07-01-24               8.00                 491,574             529,850
         07-01-24               8.00               1,791,896(f)        1,931,420
         01-01-25               9.00               1,887,176           2,083,869
         06-01-25               8.00               2,769,294           2,983,251
         08-01-25               8.00                 644,092             693,854
         05-01-26               9.00               3,622,897           4,016,590
     Collateralized Mtge Obligation
         12-15-08               6.00              22,675,342          23,916,211
         06-15-11               5.25              40,751,500          42,112,062
         12-15-13               5.50              47,000,000          48,412,764
         02-15-14               5.50              29,386,000          30,595,772
         11-15-15               5.50              44,000,000          45,565,907
         02-15-16               5.50              40,000,000          41,512,444
         12-15-17               5.00              50,000,000          51,312,499
         12-15-17               5.00              46,000,000          47,035,000
         01-17-21               6.00              10,000,000          10,525,062
         12-15-21               5.75              12,833,000          13,272,915
         02-25-42               6.00              34,000,000          35,769,360
     Interest Only
         11-15-18               6.50              11,518,295(d)           49,437
         01-01-20              10.00                  47,521(d)           11,691
         11-15-25              70.91               8,658,527(d)          607,864
     Interest Only/Inverse Floater
         03-15-32               6.57              20,949,381(d,h)      1,423,672
     Principal Only
         09-15-03               0.27                 985,155(e)          983,941
         05-15-08               2.50               1,827,775(e)        1,811,491
         05-15-08               1.79                 654,700(e)          650,757
Federal Natl Mtge Assn
         09-01-07               8.50                 638,681             679,341
         01-01-09               5.59              39,196,877          41,443,478
         10-01-09               7.11               4,384,161           4,867,689
         11-01-10               7.11               5,000,000           5,570,764
         09-01-12               6.74               4,709,462           5,274,347
         12-01-12               5.00              40,000,000(b)       40,724,800
         05-01-13               6.00               3,031,911           3,167,133
         06-01-13               6.00              24,822,454          25,929,523
         09-01-13               6.00                  55,134              57,593
         10-01-13               6.00               9,288,607           9,702,874
         11-01-13               6.00               3,599,774           3,760,322
         12-01-13               5.50              16,205,738          16,767,181
         12-01-13               6.00               2,019,073           2,109,123

See accompanying notes to investments in securities.

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10 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
         01-01-14               5.50%            $29,929,263         $30,966,153
         01-01-14               6.00               1,681,522           1,756,517
         02-01-14               5.50               2,960,305           3,062,864
         03-01-14               5.50               4,045,518           4,185,674
         03-01-14               6.00               2,588,641           2,704,093
         04-01-14               5.50              85,475,761          88,437,040
         06-01-14               6.50              32,307,931          33,990,568
         07-01-14               5.50              64,092,116          66,312,566
         08-01-14               6.50               2,366,312           2,487,333
         09-01-14               6.00                 231,465             241,433
         08-01-15               5.50              14,946,227          15,464,034
         12-01-16               5.50               2,936,216           3,011,858
         06-01-17               6.50              10,748,043          11,277,768
         07-01-17               6.00              53,456,725          55,544,744
         08-01-17               5.50              39,163,749          40,225,052
         11-01-17               5.50              24,209,736          24,826,328
         11-01-21               8.00                 708,457             767,205
         03-01-23               9.00                 470,301             523,017
         09-01-23               6.50              20,086,194          20,922,370
         11-01-23               6.00               6,120,447           6,322,537
         12-01-23               7.00               5,589,947           5,882,182
         01-01-24               6.50               5,548,858           5,779,854
         06-01-24               9.00               1,648,108           1,829,247
         02-01-26               6.00                 360,571             370,546
         02-01-26               8.00                 704,496             760,313
         05-01-26               7.50               4,655,933           4,950,715
         12-01-28               7.00              12,406,777          13,004,117
         08-01-29               7.00               5,318,434           5,567,719
         04-01-31               6.50              15,608,259          16,129,739
         09-01-31               7.50               5,858,720           6,211,568
         11-01-31               6.50               4,920,276           5,112,314
         09-01-32               6.50               5,319,858(b)        5,497,682
     Collateralized Mtge Obligation
         11-25-08               5.50                 629,441             638,890
         01-25-09               5.50              49,612,000          51,290,920
         06-25-09               5.50              36,170,000          37,281,652
         09-25-10               5.00              16,419,000          16,917,192
         01-25-12               5.50              29,020,000          30,129,777
         01-25-19               5.00              23,799,500          24,734,456
         07-25-21               5.50              12,205,000          12,742,636
         04-25-31               6.00              43,733,486          45,213,865
         10-01-32               5.00              34,000,000          35,093,328
         11-25-32               5.00              32,346,818          32,904,280
         03-25-42               5.50              31,500,000(b)       32,317,031
         08-25-42               4.70              16,000,000          16,141,440
     Interest Only
         05-25-12               5.50              15,946,210(d)        1,424,432
         08-01-18               9.50                  23,237(d)            5,119
         01-15-20              10.00                 965,787(d)          251,484
         02-25-22               9.50                 141,609(d)           32,289
         07-25-22               8.50               3,295,243(d)          673,935
     Interest Only/Inverse Floater
         02-25-32               6.42              40,614,984(d,h)      3,671,063
     Inverse Floater
         11-25-23              22.40               1,316,142(h)        1,472,113
         03-25-24              21.59                  89,276(h)           93,162
     Principal Only
         06-25-21               4.72                 121,698(e)          109,513
Govt Natl Mtge Assn
         09-15-14               6.00              23,597,521          24,793,195
         08-20-19              11.00                  59,043              68,072
Total                                                              1,660,541,539

Banks and savings & loans (5.3%)(c)
Asian Development Bank
     (U.S. Dollar)
         03-09-04               6.13              40,000,000          41,959,160
European Investment Bank
     (U.S. Dollar)
         03-15-05               4.00              51,000,000          52,544,280
Inter-American Development Bank
     (U.S. Dollar)
         01-18-05               4.00              30,000,000          31,068,540
Intl Bank for Reconstruction & Development
     (U.S. Dollar)
         11-04-05               5.00              45,000,000          47,831,670
Total                                                                173,403,650

Financial services (1.5%)
KFW Intl Finance
         10-01-04               3.75              50,000,000          51,140,500

Total bonds
(Cost: $3,243,169,977)                                            $3,295,913,879

See accompanying notes to investments in securities.

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11 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Options purchased (--%)

Issuer                 Notional     Exercise        Expiration          Value(a)
                         amount        price              date

Puts
Jan. U.S. Treasury Bonds
                    $22,500,000         $107         Dec. 2002          $253,125
June Euro Dollar
                    212,500,000           98         June 2003           127,500
March U.S. Treasury Notes
                    170,000,000          109        March 2003         1,089,054

Total options purchased
(Cost: $1,360,243)                                                    $1,469,679

Short-term securities (4.0%)(g)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies Federal Home Loan Mtge Corp Disc Nts
         01-17-03               1.24%             $5,000,000          $4,991,767
         01-30-03               1.24              46,800,000          46,705,651
         02-27-03               1.26              30,000,000          29,910,840
Federal Natl Mtge Assn Disc Nts
         12-23-02               1.46              10,000,000           9,990,267
         12-26-02               1.50               9,200,000           9,189,650
         01-14-03               1.24              31,800,000          31,750,842

Total short-term securities
(Cost: $132,532,134)                                                $132,539,017

Total investments in securities
(Cost: $3,377,062,354)(j)                                         $3,429,922,575

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $79,269,139.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Nov. 30, 2002, the value of foreign securities represented 5.3% of net assets.

(d) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Nov. 30, 2002.

(e) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Nov. 30, 2002.

(f) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                            Notional amount
     ---------------------------------------------------------------------------
     Purchase contracts
     U.S. Treasury Bonds, March 2003, 20-year                       $ 68,600,000
     U.S. Treasury Notes, March 2003, 2-year                         270,800,000
     U.S. Treasury Notes, March 2003, 10-year                        150,700,000

     Sale contracts
     Swap Futures, April 2003, 10-year                                83,100,000
     U.S. Treasury Notes, March 2003, 5-year                         504,700,000

(g) At Nov. 30, 2002, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

     Issuer                           Notional   Exercise  Expiration   Value(a)
                                       amount      price      date
     ---------------------------------------------------------------------------
     U.S. Treasury Bonds, 20-year    $45,000,000   $105     Dec. 2002   $232,029

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2002.

(i) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(j) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $3,377,062,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $60,565,000

     Unrealized depreciation                                         (7,704,000)
                                                                     ----------
     Net unrealized appreciation                                    $52,861,000
                                                                    -----------

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13 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

Government Income Portfolio

Nov. 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,377,062,354)                                                                  $3,429,922,575
Cash in bank on demand deposit                                                                            1,243,958
Accrued interest receivable                                                                              20,384,126
Receivable for investment securities sold                                                                  (257,571)
U.S. government securities held as collateral (Note 5)                                                  244,279,074
                                                                                                        -----------
Total assets                                                                                          3,695,572,162
                                                                                                      -------------

Liabilities
Payable for investment securities purchased                                                              79,289,924
Payable upon return of securities loaned (Note 5)                                                       315,766,575
Accrued investment management services fee                                                                   88,703
Other accrued expenses                                                                                       58,426
Options contracts written, at value (premiums received $230,234) (Note 6)                                   232,029
                                                                                                            -------
Total liabilities                                                                                       395,435,657
                                                                                                        -----------
Net assets                                                                                           $3,300,136,505
                                                                                                     ==============
*Including securities on loan, at value (Note 5)                                                     $  311,121,100
                                                                                                     --------------

See accompanying notes to financial statements.

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14 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Statement of operations

Government Income Portfolio

Six months ended Nov. 30, 2002 (Unaudited)

Investment income
Income:
Interest                                                                                               $ 62,415,736
                                                                                                       ------------
Expenses (Note 2):
Investment management services fee                                                                        7,408,052
Compensation of board members                                                                                11,338
Custodian fees                                                                                               83,350
Audit fees                                                                                                   18,000
Other                                                                                                        28,363
                                                                                                             ------
Total expenses                                                                                            7,549,103
                                                                                                          ---------
Investment income (loss) -- net                                                                          54,866,633
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        25,936,335
   Futures contracts                                                                                    (11,845,848)
   Options contracts written (Note 6)                                                                    (2,746,559)
                                   -                                                                     ----------
Net realized gain (loss) on investments                                                                  11,343,928
Net change in unrealized appreciation (depreciation) on investments                                      18,337,207
                                                                                                         ----------
Net gain (loss) on investments                                                                           29,681,135
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 84,547,768
                                                                                                       ============


Statements of changes in net assets

Government Income Portfolio


                                                                               Nov. 30, 2002           May 31, 2002
                                                                            Six months ended             Year ended
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                $   54,866,633        $  105,493,519
Net realized gain (loss) on investments                                            11,343,928            26,857,517
Net change in unrealized appreciation (depreciation) on investments                18,337,207             7,407,629
                                                                                   ----------             ---------
Net increase (decrease) in net assets resulting from operations                    84,547,768           139,758,665
                                                                                   ----------           -----------
Proceeds from contributions                                                       792,980,218           442,781,541
Fair value of withdrawals                                                         (84,953,935)         (202,909,108)
                                                                                  -----------          ------------
Net contributions (withdrawals) from partners                                     708,026,283           239,872,433
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           792,574,051           379,631,098
Net assets at beginning of period                                               2,507,562,454         2,127,931,356
                                                                                -------------         -------------
Net assets at end of period                                                    $3,300,136,505        $2,507,562,454
                                                                               ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

Government Income Portfolio

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

--------------------------------------------------------------------------------
16 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Portfolio may engage in short sales. In these transactions, the Portfolio sells a security that it does not own. The Portfolio is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Portfolio sold the security.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Nov. 30, 2002, the Portfolio has entered into outstanding when-issued securities of $73,746,701 and other forward-commitments of $5,522,438.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll-over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
17 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,557,241,700 and $2,810,505,010, respectively, for the six months ended Nov. 30, 2002. For the same period, the portfolio turnover rate was 95%. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

As of Nov. 30, 2002, investments in securities included securities valued at $9,113,778 that were pledged as collateral to cover initial margin deposits on 3,547 open purchase contracts and 5,878 open sale contracts. The notional market value of the open purchase contracts as of Nov. 30, 2002, was $529,550,461 with a net unrealized loss of $1,965,961. The notional market value of the open sale contracts as of Nov. 30, 2002, was $647,932,072 with a net unrealized gain of $743,753. See "Summary of significant accounting policies."

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2002, securities valued at $311,121,100 were on loan to brokers. For collateral, the Portfolio received $71,487,501 in cash and U.S. government securities valued at $244,279,074. Income from securities lending amounted to $49,632 for the six months ended Nov. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                                    Six months ended Nov. 30, 2002
                                                                        Puts              Calls
                                            Contracts          Premiums        Contracts          Premiums

Balance May 31, 2001                               --         $      --            2,632       $ 1,119,785
Opened                                            622           401,546            7,619         6,860,145
Closed                                           (172)         (171,312)          (8,535)       (6,355,072)
Exercised                                          --                --           (1,544)       (1,440,108)
Expired                                            --                --             (172)         (184,750)
                                                   --                --             ----          --------
Balance Nov. 30, 2002                             450         $ 230,234               --       $        --
                                                  ---         ---------               --       -----------

See "Summary of significant accounting policies."

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19 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Federal Income Fund

Nov. 30, 2002 (Unaudited)

Assets
Investment in Portfolio (Note 1)                                                                     $3,300,017,950
Capital shares receivable                                                                                 2,173,020
                                                                                                          ---------
Total assets                                                                                          3,302,190,970
                                                                                                      -------------

Liabilities
Dividends payable to shareholders                                                                         1,292,650
Capital shares payable                                                                                      775,025
Accrued distribution fee                                                                                    105,580
Accrued service fee                                                                                             940
Accrued transfer agency fee                                                                                  16,723
Accrued administrative services fee                                                                           7,971
Other accrued expenses                                                                                      563,682
                                                                                                            -------
Total liabilities                                                                                         2,762,571
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $3,299,428,399
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    6,736,178
Additional paid-in capital                                                                            3,451,441,746
Excess of distributions over net investment income                                                       (7,994,916)
Accumulated net realized gain (loss) (Note 5)                                                          (202,388,627)
Unrealized appreciation (depreciation) on investments                                                    51,634,018
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $3,299,428,399
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,600,810,051
                                                            Class B                                  $1,480,320,439
                                                            Class C                                  $   46,356,805
                                                            Class Y                                  $  171,941,104
Net asset value per share of outstanding capital stock:     Class A shares        326,851,106        $         4.90
                                                            Class B shares        302,200,585        $         4.90
                                                            Class C shares          9,464,689        $         4.90
                                                            Class Y shares         35,101,455        $         4.90
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Statement of operations

AXP Federal Income Fund

Six months ended Nov. 30, 2002 (Unaudited)

Investment income
Income:
Interest                                                                                               $ 62,421,743
                                                                                                       ------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         7,548,810
Distribution fee
   Class A                                                                                                1,799,601
   Class B                                                                                                6,655,211
   Class C                                                                                                  190,356
Transfer agency fee                                                                                       1,639,741
Incremental transfer agency fee
   Class A                                                                                                   72,022
   Class B                                                                                                  100,985
   Class C                                                                                                    3,696
Service fee -- Class Y                                                                                       93,595
Administrative services fees and expenses                                                                   675,655
Compensation of board members                                                                                 8,763
Printing and postage                                                                                        408,918
Registration fees                                                                                           264,463
Audit fees                                                                                                    6,000
Other                                                                                                        16,052
                                                                                                             ------
Total expenses                                                                                           19,483,868
   Earnings credits on cash balances (Note 2)                                                               (28,267)
                                                                                                            -------
Total net expenses                                                                                       19,455,601
                                                                                                         ----------
Investment income (loss) -- net                                                                          42,966,142
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 25,935,713
   Futures contracts                                                                                    (11,845,918)
   Options contracts written                                                                             (2,746,559)
                                                                                                         ----------
Net realized gain (loss) on investments                                                                  11,343,236
Net change in unrealized appreciation (depreciation) on investments                                      18,336,552
                                                                                                         ----------
Net gain (loss) on investments                                                                           29,679,788
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 72,645,930
                                                                                                       ============

See accompanying notes to financial statements.

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21 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Federal Income Fund


                                                                               Nov. 30, 2002           May 31, 2002
                                                                            Six months ended             Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $   42,966,142        $   87,596,745
Net realized gain (loss) on investments                                            11,343,236            26,855,921
Net change in unrealized appreciation (depreciation) on investments                18,336,552             7,407,446
                                                                                   ----------             ---------
Net increase (decrease) in net assets resulting from operations                    72,645,930           121,860,112
                                                                                   ----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (26,083,115)          (47,915,014)
     Class B                                                                      (19,031,253)          (34,663,888)
     Class C                                                                         (541,171)             (508,158)
     Class Y                                                                       (3,541,035)           (7,572,107)
                                                                                   ----------            ----------
Total distributions                                                               (49,196,574)          (90,659,167)
                                                                                  -----------           -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                        708,334,051           657,601,521
   Class B shares                                                                 631,737,589           705,152,428
   Class C shares                                                                  23,580,284            31,377,389
   Class Y shares                                                                  46,864,747            67,870,113
Reinvestment of distributions at net asset value
   Class A shares                                                                  23,271,581            41,925,856
   Class B shares                                                                  17,851,296            32,558,359
   Class C shares                                                                     484,626               466,925
   Class Y shares                                                                   3,283,157             7,409,925
Payments for redemptions
   Class A shares                                                                (326,575,373)         (576,657,354)
   Class B shares (Note 2)                                                       (283,897,777)         (558,439,712)
   Class C shares (Note 2)                                                         (6,835,593)          (10,096,220)
   Class Y shares                                                                 (68,108,155)          (50,063,214)
                                                                                  -----------           -----------
Increase (decrease) in net assets from capital share transactions                 769,990,433           349,106,016
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           793,439,789           380,306,961
Net assets at beginning of period                                               2,505,988,610         2,125,681,649
                                                                                -------------         -------------
Net assets at end of period                                                    $3,299,428,399        $2,505,988,610
                                                                               ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Federal Income Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc, (formerly AXP Federal Income Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Government Income Portfolio

The Fund invests all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in U.S. government and government agency securities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Nov. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
24 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Sales charges received by the Distributor for distributing Fund shares were $4,149,972 for Class A, $877,912 for Class B and $14,249 for Class C for the six months ended Nov. 30, 2002.

During the six months ended Nov. 30, 2002, the Fund's transfer agency fees were reduced by $28,267 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Nov. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                      144,482,277       128,825,184        4,807,801         9,555,058
Issued for reinvested distributions         4,743,725         3,638,983           98,787           669,388
Redeemed                                  (66,616,907)      (57,915,681)      (1,392,876)      (13,924,752)
                                          -----------       -----------       ----------       -----------
Net increase (decrease)                    82,609,095        74,548,486        3,513,712        (3,700,306)
                                           ----------        ----------        ---------        ----------

                                                                Year ended May 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                      135,903,504       145,765,262        6,484,859        14,030,804
Issued for reinvested distributions         8,677,586         6,738,998           96,601         1,533,797
Redeemed                                 (119,296,103)     (115,594,195)      (2,088,331)      (10,364,442)
                                         ------------      ------------       ----------       -----------
Net increase (decrease)                    25,284,987        36,910,065        4,493,129         5,200,159
                                           ----------        ----------        ---------         ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $182,550,267 as of May 31, 2002, that will expire in 2008 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.85        $4.78        $4.59        $4.94        $5.08

Income from investment operations:

Net investment income (loss)                                        .08          .19          .27          .27          .27

Net gains (losses) (both realized and unrealized)                   .06          .08          .19         (.27)        (.07)

Total from investment operations                                    .14          .27          .46           --          .20

Less distributions:

Dividends from net investment income                               (.09)        (.20)        (.27)        (.28)        (.27)

Distributions from realized gains                                    --           --           --         (.07)        (.07)

Total distributions                                                (.09)        (.20)        (.27)        (.35)        (.34)

Net asset value, end of period                                    $4.90        $4.85        $4.78        $4.59        $4.94

Ratios/supplemental data

Net assets, end of period (in millions)                          $1,601       $1,185       $1,047       $1,139       $1,723

Ratio of expenses to average daily net assets(c)                   .97%(d)      .95%         .98%         .92%         .88%

Ratio of net investment income (loss)
to average daily net assets                                       3.21%(d)     4.01%        5.72%        5.71%        5.36%

Portfolio turnover rate (excluding short-term securities)           95%         267%         366%         674%         278%

Total return(e)                                                   2.87%(g)     5.77%       10.19%        (.01%)       4.07%

Class B

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.85        $4.78        $4.59        $4.94        $5.08

Income from investment operations:

Net investment income (loss)                                        .06          .16          .24          .24          .23

Net gains (losses) (both realized and unrealized)                   .06          .08          .18         (.28)        (.07)

Total from investment operations                                    .12          .24          .42         (.04)         .16

Less distributions:

Dividends from net investment income                               (.07)        (.17)        (.23)        (.24)        (.23)

Distributions from realized gains                                    --           --           --         (.07)        (.07)

Total distributions                                                (.07)        (.17)        (.23)        (.31)        (.30)

Net asset value, end of period                                    $4.90        $4.85        $4.78        $4.59        $4.94

Ratios/supplemental data

Net assets, end of period (in millions)                          $1,480       $1,104         $912         $981       $1,498

Ratio of expenses to average daily net assets(c)                  1.72%(d)     1.71%        1.73%        1.68%        1.63%

Ratio of net investment income (loss)
to average daily net assets                                       2.44%(d)     3.25%        4.96%        4.95%        4.61%

Portfolio turnover rate (excluding short-term securities)           95%         267%         366%         674%         278%

Total return(e)                                                   2.48%(g)     4.98%        9.36%        (.77%)       3.31%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002       2001(b)

Net asset value, beginning of period                              $4.85        $4.78        $4.63

Income from investment operations:

Net investment income (loss)                                        .06          .16          .22

Net gains (losses) (both realized and unrealized)                   .06          .08          .14

Total from investment operations                                    .12          .24          .36

Less distributions:

Dividends from net investment income                               (.07)        (.17)        (.21)

Net asset value, end of period                                    $4.90        $4.85        $4.78

Ratios/supplemental data

Net assets, end of period (in millions)                             $46          $29           $7

Ratio of expenses to average daily net assets(c)                  1.73%(d)     1.72%        1.73%(d)

Ratio of net investment income (loss)
to average daily net assets                                       2.41%(d)     3.09%        4.93%(d)

Portfolio turnover rate (excluding short-term securities)           95%         267%         366%

Total return(e)                                                   2.48%(g)     4.98%        8.08%(g)


Class Y

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2002(f)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.85        $4.78        $4.59        $4.94        $5.08

Income from investment operations:

Net investment income (loss)                                        .09          .20          .28          .28          .28

Net gains (losses) (both realized and unrealized)                   .05          .08          .19         (.28)        (.07)

Total from investment operations                                    .14          .28          .47           --          .21

Less distributions:

Dividends from net investment income                               (.09)        (.21)        (.28)        (.28)        (.28)

Distributions from realized gains                                    --           --           --         (.07)        (.07)

Total distributions                                                (.09)        (.21)        (.28)        (.35)        (.35)

Net asset value, end of period                                    $4.90        $4.85        $4.78        $4.59        $4.94

Ratios/supplemental data

Net assets, end of period (in millions)                            $172         $188         $161         $175         $191

Ratio of expenses to average daily net assets(c)                   .80%(d)      .79%         .82%         .78%         .80%

Ratio of net investment income (loss)
to average daily net assets                                       3.38%(d)     4.17%        5.89%        5.92%        5.44%

Portfolio turnover rate (excluding short-term securities)           95%         267%         366%         674%         278%

Total return(e)                                                   2.94%(g)     5.93%       10.36%         .15%        4.15%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Nov. 30, 2002 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT



Results of Meeting of Shareholders

AXP FEDERAL INCOME FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote

Arne H. Carlson                      488,839,211.156                     18,339,032.045
Philip J. Carroll, Jr.               489,444,682.943                     17,733,560.258
Livio D. DeSimone                    489,311,342.916                     17,866,900.285
Barbara H. Fraser                    489,573,322.023                     17,604,921.178
Ira D. Hall                          489,664,617.603                     17,513,625.598
Heinz F. Hutter                      489,113,478.151                     18,064,765.050
Anne P. Jones                        489,064,701.887                     18,113,541.314
Stephen R. Lewis, Jr.                490,515,392.934                     16,662,850.267
Alan G. Quasha                       490,015,388.746                     17,162,854.455
Stephen W. Roszell                   490,120,393.802                     17,057,849.399
Alan K. Simpson                      488,116,122.686                     19,062,120.515
Alison Taunton-Rigby                 489,767,870.570                     17,410,372.631
William F. Truscott                  490,015,475.979                     17,162,767.222


--------------------------------------------------------------------------------
29 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

 396,150,335.230         40,858,504.609       18,123,444.362    52,045,959.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

 451,867,760.860         35,805,074.223       19,505,408.118         0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
30 -- AXP FEDERAL INCOME FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(1/03)

AXP Federal Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6442 T (1/03)